CareView Communications, Inc. 8-K

Exhibit 10.52

SECOND AMENDMENT TO
SUBORDINATION AND INTERCREDITOR AGREEMENT

SECOND AMENDMENT TO SUBORDINATION AND INTERCREDITOR AGREEMENT (this “Amendment”), dated as of July 10, 2018, among CAREVIEW COMMUNICATIONS, INC., a Nevada corporation (“Holdings”), CAREVIEW COMMUNICATIONS, INC., a Texas corporation and a wholly-owned subsidiary of Holdings (the “Borrower”), PDL INVESTMENT HOLDINGS, LLC, a Delaware limited liability company (as assignee of PDL BioPharma, Inc.), in its capacity as lender under the Credit Agreement defined below (in such capacity, the “Lender”) and in its capacity as agent (in such capacity, the “Agent”) under the Credit Agreement defined below, and the Required Second Lien Claimholders (as defined in the Intercreditor Agreement defined below).

W I T N E S S E T H

WHEREAS Holdings, the Borrower, the Lender and the Agent have entered into that certain Credit Agreement dated as of June 26, 2015 (as amended, the “Credit Agreement”) pursuant to which the Lender made a term loan to the Borrower in the original aggregate principal amount of $20,000,000;

WHEREAS Holdings and the Note Investors (as defined in the Intercreditor Agreement defined below) have entered into that certain Note and Warrant Purchase Agreement dated as of April 21, 2011 (as amended, the “NWPA”) pursuant to which Holdings issued to the Note Investors senior secured convertible notes (the “NWPA Notes”) and warrants to purchase Holdings’ common stock (the “NWPA Warrants”);

WHEREAS the Agent and the Note Investors have entered into that certain Subordination and Intercreditor Agreement dated as of June 26, 2015 (as amended by that certain Consent and Amendment to Note and Warrant Purchase Agreement and Subordination and Intercreditor Agreement dated as of February 2, 2018, among Holdings, Borrower, the Lender, the Agent and the Note Investors, the “Intercreditor Agreement”) pursuant to which the Note Investors agreed to the payment and lien subordination of obligations owed to the Note Investors under the NWPA to obligations owed to the Lender and the Agent under the Credit Agreement;

WHEREAS, the Borrower has requested, and the Agent and Required Second Lien Claimholders have agreed, to amend the Intercreditor Agreement as set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Article I.
DEFINITIONS

1.1

Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Intercreditor Agreement.

Article II.
AMENDMENT TO INTERCREDITOR AGREEMENT

2.1

Amendment to Section 5.1(b). Subject to Section 4.1 of this Amendment, Section 5.1(b) of the Intercreditor Agreement is hereby amended and restated in its entirety as follows:

“(b)

If in connection with any sale, lease, exchange, transfer or other disposition of any Collateral (collectively, a “Disposition”) permitted under the terms of both the First Lien Loan Documents and the Second Lien Loan Documents (other than in connection with the exercise of PDL’s remedies in respect of the Collateral provided for by the First Lien Loan Documents), PDL releases for itself or on behalf of any of the First Lien Claimholders any of its Liens on any part of the Collateral or releases any Grantor from its guaranty of the First Lien Obligations in connection with the sale of the stock, or substantially all the assets, of the Borrower or the applicable Grantor other than (A) in connection with the Discharge of First Lien Obligations and (B) after the occurrence and during the continuance of any Event of Default under the Note Purchase Agreement, then the Liens, if any, of the Second Lien Claimholders on such Collateral and the obligations of such Grantor under its guaranty of the Second Lien Obligations shall be automatically, unconditionally and simultaneously released; provided that the net proceeds from any Disposition are applied to repay Obligations under the Credit Agreement to the extent required thereby. The foregoing notwithstanding, in the event that PDL consents to any Disposition of all or any portion of the hospital assets of any Grantor that is Collateral (including a sale of any Grantor all or substantially all of the assets of which are hospital assets) (but other than in connection with the exercise of PDL’s remedies in respect of the Collateral provided for by the First Lien Loan Documents) (a “Hospital Disposition”), and PDL releases for itself or on behalf of any of the First Lien Claimholders any of its Liens on any part of such hospital assets that are Collateral or releases any Grantor from its guaranty of the First Lien Obligations in connection with a Hospital Disposition, then the Liens, if any, of the Second Lien Claimholders on such hospital assets and the obligations of any such Grantor under its guaranty of the Second Lien Obligations shall be automatically, unconditionally and simultaneously released; provided that the net proceeds from any Hospital Disposition are applied first, to repay Obligations under the Credit Agreement until paid in full, second, up to the next $5,000,000 of such net proceeds may be retained by the Borrower for working capital purposes, and third, all remaining net proceeds shall be applied to repay the Second Lien Obligations in accordance with the priorities set forth in the NWPA and NWPA Notes. The Second Lien Claimholders shall promptly execute and deliver to PDL, the Borrower or the applicable Grantor such termination statements, releases and other documents as PDL, the Borrower or the applicable Grantor may reasonably request to effectively confirm any such release contemplated herein.”

Article III.
MISCELLANEOUS

3.1

Reaffirmation of Intercreditor Agreement. Each of Agent and the Note Investors party hereto hereby acknowledges and reaffirms its respective obligations, duties and covenants under the Intercreditor Agreement, as modified hereby.

3.2

Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

3.3

Construction; Captions. Each party hereto hereby acknowledges that all parties hereto participated equally in the negotiation and drafting of this Amendment and that, accordingly, no court construing this Amendment shall construe it more stringently against one party than against the other. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment. This Amendment shall, unless otherwise expressly indicated herein, be construed, administered and applied in accordance with the terms and provisions of the Intercreditor Agreement.

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3.4

Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Note Investors and the other parties hereto and their respective successors and assigns (as permitted under the Credit Agreement and the Intercreditor Agreement).

3.5

Governing Law. This Amendment, the rights and obligations of the NOTE INVESTORS AND THE OTHER parties hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.6

Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

[Signature page follows]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

HOLDINGS:

CAREVIEW COMMUNICATIONS, INC.,
a Nevada corporation

By:	s/ Steven G. Johnson
Name:	Steven G. Johnson
Title:	President and Chief Executive Officer

BORROWER:

CAREVIEW COMMUNICATIONS, INC.,
a Texas corporation

By:	/s/ Steven G. Johnson
Name:	Steven G. Johnson
Title:	President and Chief Executive Officer

LENDER:

PDL INVESTMENT HOLDINGS, LLC

By:	/s/ Christopher Stone
Name:	Christopher Stone
Title:	CEO

AGENT:

PDL INVESTMENT HOLDINGS, LLC

By:	/s/ Christopher Stone
Name:	Christopher Stone
Title:	CEO

[Signature Page to Second Amendment to Subordination and Intercreditor Agreement]

NOTE INVESTORS:

HealthCor Partners Fund, L.P.
By: HealthCor Partners Management L.P., as Manager
By: HealthCor Partners Management, G.P., LLC, as General Partner

By:	/s/ Jeffrey C. Lightcap
Name:	Jeffrey C. Lightcap
Title:	Senior Managing Director

Address:	HealthCor Partners
1325 Avenue of Americas, 27th Floor
New York, NY 10019

HealthCor Hybrid Offshore Master Fund, L.P.
By: HealthCor Hybrid Offshore G.P., LLC, as General Partner

By:	/s/ Joseph P. Healey
Name:	Joseph P. Healey
Title:	Trustee

Address:	HealthCor Partners
1325 Avenue of Americas, 27th Floor
New York, NY 10019

[Signature Page to Second Amendment to Subordination and Intercreditor Agreement]

NOTE INVESTORS:

/s/ Allen Wheeler
Allen Wheeler

/s/ Steven Johnson
Steven Johnson

/s/ Dr. James R. Higgins
Dr. James R. Higgins

[Signature Page to Second Amendment to Subordination and Intercreditor Agreement]

NOTE INVESTORS:

Raymond James & Assoc. Inc., not in its corporate capacity but solely as Custodian of the Individual Retirement Account of Sandra K. McRee. Further, all representations, warranties and covenants (including indemnities) set forth herein are being made by Sandra K. McRee, not Raymond James & Assoc. Inc.

By:	/s/ Marguerite Shoro
Name:	Marguerite Shoro
Title:	Authorized Signer/Custodian

/s/ Sandra K. McRee
Sandra K. McRee

[Signature Page to Second Amendment to Subordination and Intercreditor Agreement]

NOTE INVESTORS:

/s/ Stephen Berkley
Stephen Berkley

/s/ Alexandra Berkley
Alexandra Berkley

/s/ Steven B. Epstein
Steven B. Epstein

/s/ Deborah L. Epstein
Deborah L. Epstein

/s/ Jason Peter Epstein
Jason Peter Epstein

/s/ Gregory Harris Epstein
Gregory Harris Epstein

/s/ David Epstein
David Epstein

[Signature Page to Second Amendment to Subordination and Intercreditor Agreement]

NOTE INVESTORS:

/s/ Juliann Martin
Juliann Martin

/s/ Jason Thompson
Jason Thompson

Thompson Family Investments, LLC

By:	/s/ Jason Thompson
Name:	Jason Thompson
Title:	Manager

Rockwell Holdings I, LLC

By:	/s/ Matthew Bluhm
Name:	Matthew Bluhm
Title:	Managing Member

[Signature Page to Second Amendment to Subordination and Intercreditor Agreement]

NOTE INVESTORS:

/s/ Irwin Leiber
Irwin Leiber

/s/ Joseph P. Healey
Joseph P. Healey

/s/ Arthur B. Cohen
Arthur B. Cohen

SJ2, LLC

By:	/s/ Michael Mashaal
Name:	Michael Mashaal
Title:	Manager

The Joseph P. Healey 2011 Family Trust

By:	/s/ Joseph L. Dowling
Name:	Joseph L. Dowling
Title:	Trustee

[Signature Page to Second Amendment to Subordination and Intercreditor Agreement]

NOTE INVESTORS:

PENSCO TRUST COMPANY LLC, not in its corporate capacity but solely as Custodian of the Individual Retirement Account of Jeffrey C. Lightcap

By:	/s/ Cody Alford
Name:	Cody Alford
Title:	Authorized Signor

/s/ Jeffrey C. Lightcap
Jeffrey C. Lightcap

Jeffrey C. Lightcap & Jane Lightcap Minor’s Present Interest Trust dated March 20th, 1997 F/B/O Bradford C. Lightcap

By:	/s/ Ira Schwartz
Name:	Ira Schwartz
Title:	Trustee

Jeffrey C. Lightcap & Jane Lightcap Minor’s Present Interest Trust dated March 20th, 1997 F/B/O Brian R. Lightcap

By:	/s/ Ira Schwartz
Name:	Ira Schwartz
Title:	Trustee

Jeffrey C. Lightcap & Jane Lightcap Minor’s Present Interest Trust dated March 20th, 1997 F/B/O Megan M. Lightcap

By:	/s/ Ira Schwartz
Name:	Ira Schwartz
Title:	Trustee

[Signature Page to Second Amendment to Subordination and Intercreditor Agreement]